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                                                                  EXHIBIT (i)(1)

                    [KIRKPATRICK & LOCKHART LLP LETTERHEAD]

                               February 12, 1999

AIM Series Trust
11 Greenway Plaza, Suite 100
Houston, Texas 77046

Ladies and Gentlemen:

     We hereby consent to the reference to our firm in the statements of additional information that are being filed as part of Post-Effective Amendment No. 7 to the registration statement of AIM Series Trust on Form N-1A (File No. 811-7787).


                                        Very truly yours,

                                        KIRKPATRICK & LOCKHART LLP

                                        By: /s/ R. DARRELL MOUNTS

                                                R. Darrell Mounts